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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported) November 14, 2000

                     CREDIT SUISSE FIRST BOSTON (USA), INC.
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             (Exact name of registrant as specified in its charter)

                                    Delaware
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         (State or other jurisdiction of incorporation or organization)






           1-6862                                     13-1898818
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   (Commission File Number)                        (I.R.S. Employer
                                                  (Identification No.)




   Eleven Madison Avenue, New York, New York              10010
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    (Address of principal executive office)             (Zip Code)



                                 (212) 325-2000
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              (Registrant's telephone number, including area code)



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          (Former name or former address, if changed since last report)





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ITEM 1. CHANGES IN CONTROL OF REGISTRANT

As previously reported by the registrant in its Current Report on Form 8-K, dated November 3, 2000, and filed with the Securities and Exchange Commission on November 7, 2000, the registrant, formerly known as Donaldson, Lufkin & Jenrette, Inc., a Delaware corporation (the "Company"), became an indirect wholly owned subsidiary of Credit Suisse Group, a corporation organized under the laws of Switzerland ("CSG"), through the transactions described below in this Item 1 (collectively, the "Transaction"). In connection with the Transaction, the Company has changed its name to Credit Suisse First Boston
(USA), Inc.

The Company's DLJDIRECT tracking stock (that is, the common stock of the Company of the series designated Donaldson, Lufkin & Jenrette, Inc. -- DLJDIRECt Common Stock, par value $.10 per share) and, except as otherwise described in this report and the exhibits hereto, all other securities of the Company outstanding prior to the completion of the Transaction were not directly affected by the Transaction and remain outstanding.

THE TENDER OFFER. On September 8, 2000, a Tender Offer Statement on Schedule TO (as amended on September 19, 2000, October 6, 2000 and October 10, 2000, the "Schedule TO") was filed with the Securities and Exchange Commission by Diamond Acquisition Corp. (the "Purchaser"), a Delaware corporation and an indirect wholly owned subsidiary of CSG. The Schedule TO related to the offer by the Purchaser to purchase all outstanding shares of common stock of the Company of the series designated Donaldson, Lufkin & Jenrette, Inc. - DLJ Common Stock, par value $.10 per share (the "Shares"), at a purchase price of $90.00 per Share, net to the seller in cash, upon the terms and subject to the conditions set forth in the Offer to Purchase dated September 8, 2000 (as amended and supplemented, the "Offer to Purchase") and in the related Letter of Transmittal (which, together with the Offer to Purchase, collectively constituted the "Offer"). The Offer, as amended, expired by its terms at 12:00 midnight, New York City time, on November 2, 2000. On November 3, 2000, all conditions to the Offer having been satisfied, the Purchaser accepted for payment all Shares tendered pursuant to the Offer. At the expiration of the Offer, 54,776,355 Shares were validly tendered and not withdrawn pursuant to the Offer, representing approximately 99% of the outstanding Shares held by the public. Total cash consideration paid for the tendered Shares was approximately $5 billion. The details with respect to the sources of this consideration are set forth in Item 7 of the Schedule TO, which is hereby incorporated by reference in this report.

THE STOCK PURCHASE. Also on November 3, 2000, CSG and certain of its subsidiaries completed the purchase (the "Stock Purchase") of all Shares held by AXA, S.A., formerly the Company's ultimate parent, and certain of its affiliates (the "AXA Entities") pursuant to a Stock Purchase Agreement dated as of August 30, 2000, as amended. The total consideration paid for the 90,445,000 Shares purchased from the AXA Entities comprised (i) 25,727,167 newly issued shares of CSG and (ii) $2,377,369,620 in cash. CSG and its subsidiaries obtained $1.9 billion of the cash portion of this consideration through a loan from the Company that matures on November 1, 2001 with interest at a spread above six-month LIBOR, and obtained the balance through the issuance of commercial paper by certain CSG subsidiaries.

THE MERGERS. Also on November 3, 2000, pursuant to a Merger Agreement dated as of August 30, 2000, as amended, (i) the Purchaser transferred the Shares acquired through the Offer and the Stock Purchase, together with the Shares issued to the Purchaser by the Company as described in Item 2 of this report, to its wholly owned subsidiary, Diamond Restructuring Corporation, (ii) Diamond Restructuring Corporation was merged with and into the Company and (iii) the Purchaser was merged with and into Credit Suisse First Boston, Inc., a Delaware corporation and an indirect wholly owned subsidiary of CSG ("CSFBI"). As a result of these mergers, the Company became a direct wholly owned subsidiary of CSFBI and an indirect wholly owned subsidiary of CSG.


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ITEM 2. ACQUISITION OR DISPOSITION OF ASSETS

As previously reported by the Company in its Current Reports on Form 8-K dated October 26, 2000 and November 3, 2000, with a view to integrating the businesses of the Company and CSG, and in anticipation of the completion of the Transaction, beginning on October 6, 2000, the Company and CSG initiated a series of transfers relating to certain proprietary fixed income and equity portfolios maintained by the Company and certain of its subsidiaries, on the one hand, and Credit Suisse First Boston Corporation, a U.S. registered broker dealer that is an indirect wholly owned subsidiary of CSG ("CSFB Corp."), and certain of its affiliates, on the other. On November 3, 2000, in conjunction with the closing of the Transaction, the final step in this series of transfers (collectively, the "Transfer") was completed as CSFBI transferred all of the outstanding shares of CSFB Corp. to the Company in exchange for newly issued Shares of the Company. As a result of the Transfer, CSFB Corp. became a direct wholly owned subsidiary of the Company.

In addition, to facilitate the integration of the asset management businesses of the Company and CSG, DLJ Asset Management Group, Inc. ("DLJAM"), previously an indirect wholly owned subsidiary of the Company, became an indirect wholly owned subsidiary of CSFBI through a series of share dividends and contributions. The business of DLJAM will be combined with the business of Credit Suisse Asset Management LLC.

Certain historical financial statements of CSFB Corp. and pro forma financial information reflecting the acquisition of CSFB Corp. by the Company through the Transfer were contained in exhibits filed with the Company's Current Report on Form 8-K dated November 3, 2000. The historical and pro forma financial information contained in that report included information as of and for the six months ended June 30, 2000 and (to the extent relevant) for the six months ended June 30, 1999. The exhibits to this report contain historical financial statements of CSFB Corp. and pro forma financial information reflecting the acquisition of CSFB Corp. by the Company as of and for the nine months ended September 30, 2000 and (to the extent relevant) for the nine months ended September 30, 1999. See Item 7 below.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

              (a) FINANCIAL STATEMENTS OF BUSINESSES ACQUIRED

                  CSFB Corp.'s audited consolidated statements of financial condition as of December 31, 1999 and 1998, and related audited consolidated statements of operations, changes in stockholder's equity and cash flows for each of the years in the three-year period ended December 31, 1999, and the notes thereto, are included as Exhibit 99.2 to the Company's Current Report on Form 8-K dated November 3, 2000.

                  CSFB Corp.'s unaudited condensed consolidated statements of financial condition as of September 30, 2000 and December 31, 1999, and related unaudited condensed consolidated statements of income for the nine-month periods ended September 30, 2000 and 1999, the unaudited condensed consolidated statements of changes in stockholder's equity for the nine-month period ended September 30, 2000 and the year ended December 31, 1999 and the unaudited condensed consolidated statements of cash flows for the nine-month periods ended September 30, 2000 and 1999, and the notes thereto, are contained in Exhibit 99.2 to this report.

              (b) PRO FORMA FINANCIAL INFORMATION

                  The Company's unaudited pro forma combined condensed statement of financial condition as of September 30, 2000, and its unaudited pro forma combined condensed statements of income for the nine-month period ended September 30, 2000 and the year ended December 31, 1999, and the notes thereto, are contained in Exhibit 99.3 to this report.

              (c) EXHIBITS

                  See the Exhibit Index filed with this report.




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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                                Credit Suisse First Boston (USA), Inc.

                                   /s/ ANTHONY F. DADDINO
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                                   Anthony F. Daddino
                                   CHIEF FINANCIAL AND ADMINISTRATIVE OFFICER


November 17, 2000



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                                  Exhibit Index

Exhibits identified in parentheses below, on file with the Commission are incorporated herein by reference as exhibits hereto.


  Exhibit No.                               Description

      1.1 Agreement and Plan of Merger, dated as of August 30, 2000, among CSG, Purchaser and the Company, as amended (incorporated by reference to Exhibit (d)(1) to the Tender Offer Statement on Schedule TO filed by CSG and the Purchaser in relation to the Company on September 8, 2000 and Exhibit (d)(5) to Amendment No. 2 to such Tender Offer Statement on Schedule TO/A filed by CSG and the Purchaser in relation to the Company on October 6,
                 2000).

      1.2 Stock Purchase Agreement, dated as of August 30, 2000, among CSG and the AXA Entities, as amended (incorporated by reference to Exhibit (d)(2) to the Tender Offer Statement on Schedule TO filed by CSG and the Purchaser in relation to the Company on September 8, 2000 and Exhibit (d)(6) to Amendment No. 2 to such Tender Offer Statement on Schedule TO/A filed by CSG and the Purchaser in relation to the Company on October 6, 2000).

      3.1 Certificate of Amendment to the Amended and Restated Certificate of Incorporation of the Company (incorporated by reference to Exhibit 3.1 to the Company's Current Report on Form 8-K dated November 3, 2000).

      99.1 Press Release dated November 3, 2000 announcing the closing of the Transaction (incorporated by reference to Exhibit 99.1 to the Company's Current Report on Form 8-K dated November 3,
                 2000).

      99.2 Unaudited Condensed Consolidated Financial Statements of CSFB Corp. as of September 30, 2000 and December 31, 1999 and for the nine-month periods ended September 30, 2000 and 1999.

      99.3 Unaudited Pro Forma Combined Condensed Financial Statements of the Company relating to the Transfer as of September 30, 2000 and for the nine-month period ended September 30, 2000 and the year ended December 31, 1999.



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